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STATE OF NORTH CAROLINA

COUNTY OF JOHNSTON


     THIS LEASE AGREEMENT, made as of this 1st day of April, 1998, between LARRY M. JONES AND ROBERTA C. JONES, hereinafter "Landlord", and B & L SPORTSWEAR, INC., a North Carolina corporation, hereinafter "Tenant."

                                 W-I-T-N-E-S-S-E-T-H:

     That Landlord, in consideration of the rents, covenants and conditions herein contained, to be paid, kept and performed by Tenant, does hereby demise and lease to Tenant, and Tenant does hereby hire and lease from Landlord, those certain premises (the "Premises") hereinafter described.

     NOW, THEREFORE, for and in consideration of the payments to be made by Tenant and of the prompt and faithful performance of the covenants and conditions hereinafter to be performed, Landlord hereby leases to Tenant and Tenant takes and hires from Landlord those certain premises located on U.S. Highway 301 in or near the Town of Four Oaks, Johnston County, North Carolina, hereinafter referred to as the "Premises" and shown on the said plat attached hereto as Exhibit "A", (less and except the property outlined in blue on Exhibit B), together with the manufacturing buildings known as the B & L Sportswear Plant, hereinafter collectively referred to as the "Buildings", together with the non-exclusive right in common with others lawfully entitled thereto, to the use of the entrance and driveways to and from the Premises and U.S. Highway 301 South.


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     IN CONSIDERATION THEREOF, Landlord and Tenant agree as follows:

     1. COVENANT OF TITLE AND QUIET ENJOYMENT: Landlord covenants and warrants that Landlord alone has full right and lawful authority to enter into this Lease for the full term hereof; that Landlord is lawfully seized of the Premises in fee simple or has good title thereto sufficient to be able to convey this Leasehold and any easement or rights described and perform all conditions herein required, free and clear of all tenancies, restrictions and encumbrances, except those acceptable to Tenant, and that at all times during the term of this Lease and any extensions of said term, Tenant's quiet and peaceful enjoyment of the Premises and rights as provided herein, shall not be disturbed or interfered with by anyone.

     2.   (a)  INITIAL TERM:  The initial term of this Lease shall be for ten
(10) years, commencing on the 1ST day of April, 1998, and expiring on the 31st day of March, 2008, (a twelve-month period subsequent to the commencement date shall constitute a "Lease year," as hereinafter referred to.)

          (b) EXTENSION OF TERM: It is agreed that, at the expiration of the initial term of this Lease, if this Lease shall then be in full force and effect and Tenant shall have performed all of its obligations, terms and conditions provided in this Lease, Tenant may, at its option, extend this Lease for two (2) additional terms of five (5) years each by giving to the Landlord written notice of its intention to do so not later than ninety (90) days prior to the end of the initial term or then existing term of this Lease; and in the event of such extension, all of the terms

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and conditions of this Lease applicable to the initial term of this Lease shall continue in full force and effect. If Tenant fails to give said notice to Landlord within such time period, it shall be conclusively deemed that Tenant has elected not to renew and extend the then existing term of this Lease and this Lease shall terminate at the end of the then existing term.

     3. RENT: Subject to the provisions of Paragraph 6(b) providing for the payment of Additional Rent, Tenant shall pay to Landlord for the use of the Premises during the term of this Lease, the following rent: Sixty-Four Thousand Nine Hundred Ninety One Dollars ($64,991.00) each Lease year of the Initial Term and any Extended Term payable in monthly installments of $5,415.92 each.

     All monthly payments of rent shall be paid on the 1st day of the month in advance, commencing on the 1st day of April, 1998, and shall be paid by Tenant to Landlord, at the address hereinafter designated for notices, without set-off and without further notice or demand, until Tenant is further notified by Landlord. All rent shall be payable in the current legal tender of the United States of America. Any extension of time for the payment of rent or the acceptance by Landlord or its agent of any money other than the kind or amount herein specified shall not be a waiver of the right of Landlord to insist upon the subsequent payments of rent being made in the manner and at the time herein specified.

     4. USE: The Premises may be used by Tenant for the operation of a clothing manufacturing plant and with the prior written consent of Landlord, which consent shall not be unreasonably withheld, for other

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commodities.  In no event shall the Premises or parking area be used for the storage of explosives, petroleum or products which create an obnoxious odor or fail to comply with the environmental requirements hereinafter set forth. Tenant shall have the right to erect upon the Buildings at the loading docks on the Premises, a sign in compliance with applicable governmental laws and regulations and Landlord's approval. In occupying the Premises, Tenant shall comply with all laws, ordinances, orders and regulations of any lawful authority and shall keep the Premises in a neat and clean condition and shall comply with all requirements, ordinances, orders, and regulations of any lawful authority for the removal of snow and ice or other obstructions from sidewalks and driveways on the Premises and parking area.

     5. TENANT'S EQUIPMENT AND STOCK: Tenant shall have the right to deliver to and install in the Premises any equipment, trade fixtures, stock or other material to be used by it in the operation of its business. All such equipment, trade fixtures and stock used shall be supplied and installed at the sole cost and expense of Tenant and shall at all times be the sole property of Tenant.

     6.   ALTERATIONS TO PREMISES:

     (a) Tenant shall not, without Landlord's prior written consent, make any alterations and additions to any part of the Buildings on the Premises. All alterations, decorations, installations, additions or improvements upon the Premises, made by Landlord or Tenant, including, but not limited to, all wiring, paneling, flooring and installation of walls, shall, unless Landlord elects otherwise, become the property of

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Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term or any renewal term, as the case may be. Provided, Tenant shall have the continuing right, without Landlord's consent, to erect, install, maintain, and operate on the Premises such equipment and fixtures as Tenant may deem advisable. It is mutually agreed that with respect to the usual trade fixtures and equipment, that all such trade fixtures and equipment shall not be deemed to become part of the Premises but shall remain chattels and the sole and exclusive property of Tenant, except as otherwise provided in Paragraph 8 of this Lease.

     (b) Landlord shall have the option of erecting or causing to be erected, at Landlord's expense, such structural additions to the Buildings on the Premises requested by Tenant at any time during the initial term or any extended term of this Lease, substantially in accordance with plans, specifications and estimated costs thereof, prepared by Tenant and approved by Landlord. Landlord may elect to (i) construct or cause to be constructed such structural additions requested by Tenant within a reasonable time after notice from Tenant, in a workmanlike manner. In consideration thereof, Tenant shall pay to Landlord as Additional Rent an amount equal to ten percent (10%) of Landlord's cost of said improvements, said Additional Rent to be payable for the remaining part of the Lease year in which the improvements are completed and for each Lease year of the then existing term and any extended term thereafter, payable in equal monthly installments commencing on the first day of the month following completion of said

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structural additions; Additional Rent shall be paid in a manner pursuant to
Paragraph 3 of this Lease; or (ii) elect not to construct said structural additions, in which event Tenant may exercise its option to purchase the Premises in accordance with the terms and conditions set forth in Paragraph 26 of this Lease. All additions, alterations and improvements made in or to the Premises by either Landlord or Tenant shall become the property of the Landlord and be surrendered with the Premises at the termination of this Lease.

     7. REMOVAL OF EQUIPMENT AND FIXTURES: Tenant shall have the right at any time during the term of this Lease and at the end of the term to enter upon and remove or cause to be removed from the Premises any of its equipment or trade fixtures. All damage caused to the premises by such removal shall be repaired by Tenant within ten (10) days after removal; provided, however, that no such property shall be removed if such removal would cause permanent injury to the structure of the Buildings or Premises. Any personal property of Tenant or any subtenant or assignee which shall remain in the Premises after the termination of this Lease and the removal of Tenant or such subtenant from the Premises, may, at the option of Landlord, be deemed to have been abandoned by Tenant or such subtenant or assignee and may be either retained by Landlord as its property or be disposed of, without accountability, in such a manner as Landlord may see fit (including having the same stored at the risk and expense of Tenant), or if Landlord shall give written notice to Tenant to such effect, such property shall be removed by Tenant at Tenant's sole cost and expense.

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     The foregoing provisions of this paragraph shall be without prejudice to any election by Landlord that Tenant's failure to remove its property constitutes a holding over by Tenant.

     8. MAINTENANCE AND REPAIRS: Landlord shall keep the roof, exterior walls, foundations, load bearing walls and all structural parts of the Buildings on the Premises in good repair except for any damages thereto caused by the negligence of Tenant, its agents, servants and employees, which damages shall be promptly repaired by Tenant at Tenant's sole expense.
Tenant acknowledges that at the time of the execution of this Lease, the roof, exterior walls, load bearing walls and all structural parts of the Buildings on the Premises are in good repair. In the event of any leak in the roof, Tenant shall immediately report the same to Landlord. Landlord shall not be responsible for any damage resulting from unreported leaks, or leaks which occur from damage and destruction beyond the control of Landlord.

     Landlord, at its sole cost and expense, shall make all other repairs to the interior of the Buildings on the Premises including the floor, electrical and plumbing repairs, except damages thereto caused by the negligence of the Tenant, its agents, servants, employees and invitees, which repairs shall be made by Tenant. Tenant agrees to maintain the interior of the Buildings in good repair, ordinary wear and tear excepted. Landlord shall maintain the heating and air conditioning equipment during the first Lease year and Tenant shall maintain said equipment thereafter. Upon the termination of this Lease, Tenant shall surrender the Premises and all attached improvements thereon to Landlord

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in as good a condition as existing at the time of its initial occupancy, ordinary wear and tear excepted. If Tenant defaults in keeping or performing its obligations hereunder, Landlord shall have the right, after fifteen (15) days notice (except no notice need be sent in cases of emergency), to keep or perform Tenant's obligation in its behalf and the cost of the same shall be added to the next rent payment as the same becomes due.

     9. UTILITY PAYMENTS: Upon the presentation by Landlord to Tenant of a statement from Carolina Power and Light for the utility charges for the Buildings, Tenant shall pay the entire amount of said statement to Landlord within five (5) days thereafter. Said amount shall be considered additional rent. Except with respect to the installation of additional utilities in connection with the construction of improvements pursuant to Paragraph 6(b) of this Lease, if Tenant desires additional utilities or additional propane or natural gas service on the Premises, any installation and all charges for the use thereof shall be at Tenant's expense. Landlord shall not be required to furnish any security system. Tenant may secure any gas supply and security system which Tenant may desire, at Tenant's expense.

     10. TAXES AND ASSESSMENTS: Tenant shall list and promptly pay as when the same become due and payable all taxes, levies and assessments upon the Premises during each year. Tenant shall list and promptly pay when the same shall become due all taxes, levies and assessments upon the trade fixtures, equipment and other personal property located upon the Premises.

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     11.  FIRE INSURANCE:  Tenant shall maintain and pay all premiums required to keep the Premises, the Buildings and improvements thereon insured against loss or damage by fire and such other risks as may be included in the standard form of extended coverage from time to time available to the extent the full insurable value thereof. Tenant shall keep, maintain, and pay such insurance as it deems reasonable and necessary to protect Tenant with respect to its equipment, inventory, contents and personal property located on the Premises. The proceeds of said policy or policies of insurance upon the Premises, Buildings and improvements thereon shall belong to Landlord and the proceeds thereof shall be applied by Landlord as hereinafter set forth. The proceeds of insurance on Tenant's equipment, inventory, contents and personal property shall belong to Tenant.

     12. SUBROGATION: The parties hereto agree to use their best efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried pursuant to this Lease endorsed with the following subrogation clause: "This insurance shall not be invalidated should the insured waive prior to a loss any or all right of recovery against any party for loss occurring to the property described herein." Each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

     13. DAMAGE OR DESTRUCTION OF PREMISES: If the part of the Buildings located on the Premises shall be damaged by fire or other

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casualty during the term of this Lease, the following terms and conditions shall apply:

          (a) If part of the Buildings on the Premises is damaged by fire or other casualty during the term or any extended term of this Lease, so that it can, with reasonable diligence, be repaired within sixty (60) days and entirely from the insurance proceeds available to Landlord, the Landlord shall have that part of the Buildings repaired as quickly as is reasonably possible and the rent shall be abated for such time and as to the extent that the Premises remains unfit for occupancy with respect to the intended use by Tenant. In no event shall Landlord be required to repair the improvements upon the leased Premises at a cost greater than the insurance proceeds available to Landlord.

          (b) If, during the term of this Lease, part of the Buildings the Premises are damaged by fire or other casualty, so that it cannot, with reasonable diligence, be repaired within the time and in the manner and entirely from the insurance proceeds as set forth in sub-section (a) above, then either Landlord or Tenant may, at its option, notify the other party in writing of its intention to terminate said lease, said notice of termination to be given within fifteen (15) days of the date of the fire or other casualty, and Tenant shall not thereafter be responsible for the rent. In the event that either Landlord or Tenant exercises the foregoing right to terminate this Lease, the proceeds from the insurance policies provided for under Paragraph 12 herein for the Premises shall belong to Landlord. The proceeds from policies on

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Tenant's equipment, inventory, contents and personal property shall belong to
Tenant.

     14. EMINENT DOMAIN: In the event the Premises shall be taken by or pursuant to any governmental authority or through the exercise of the right of eminent domain, Landlord and Tenant shall join and cooperate in resisting such proceeding if such resistance is feasible and desirable to Tenant and, if it is not, shall join and cooperate in prosecuting their respective claims for damages incurred from the successful exercise of such right or proceeding.

     If the whole of the Premises shall be taken or condemned by any competent authority for any public use or purpose during the term of this Lease, all obligations of the Tenant shall cease upon the date of the taking and any unearned rent paid by Tenant shall be refunded. So much of the award as represents the value of the land and the Buildings and improvements shall belong to Landlord. Tenant shall be entitled to all other damages which may be awarded based upon loss of its leasehold interest, signs, equipment or interruption of business.

     In the event that a part of the Premises shall be taken or condemned, and the taking in any other way reduces or damages the Premises to an extent that it may not be effectively used for the purposes hereof; then and in any such event the Tenant may, at any time either prior to or within a period of thirty (30) days after the date when possession of the Premises shall be required by the condemning authority, elect to terminate this Lease. The separate awards shall belong to Landlord and Tenant respectively as hereinbefore set forth.

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In the event that Tenant shall fail to exercise any such option to terminate this Lease, or in the event that a part of the Premises shall be taken or condemned under circumstances under which the Tenant will have no such option, then in either such event this Lease shall continue in effect with respect to the portion of the Premises not so taken, and Tenant will, with all due diligence and with all proceeds of the award available for the Buildings and improvements, repair and restore the Premises or what may remain thereof to their former condition. Any remaining part of the award shall be divided between Landlord and Tenant as hereinbefore set forth with respect to a taking of the whole of the Premises. Upon the completion of such work, the monthly rent due Landlord under this Lease shall be reduced to reflect any loss sustained in area and usability. In the event that agreement is not reached with respect to reduced rent, an appraisal shall be made by a competent appraiser selected by Landlord and Tenant, and the reduced rental shall be the amount determined by the appraiser to be the fair market rental.

     15. INDEMNITY-LIABILITY INSURANCE: Tenant agrees to save Landlord harmless and to indemnify Landlord from and against any and all claims by or on behalf of any person or entity arising from or relating to (i) Tenant's use, occupancy, conduct, operation or management of the Premises during the term or (ii) any work or thing whatsoever done or not done on the Premises by Tenant or any of its agents, contractors, servants, employees, licensees or invitees during the term, or (iii) any breach or default by Tenant in performing any of its obligations under the provisions of this Lease or applicable law, or (iv) any negligent,

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tortious or other act or omission of Tenant or any of its agents, contractors, servants, employees, licensees, or invitees (while on the Premises or on the parking area) during the term or any extended term of this Lease, as well as from and against all expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon (including, by way of example rather than of limitation, the fees of attorneys, litigation expenses, investigations and experts), all regardless of whether such claim is asserted before or after the expiration of the term or any earlier termination of this Lease. Tenant shall provide and keep in force during the term of this Lease and any extension of said term for the mutual benefit of Landlord and Tenant, commercial general liability insurance against claims for bodily injury, death or property damage with respect to the Premises and parking area, as the case may be, with the other party named as an additional insured, such insurance to afford minimum protection of not less than Two-Million Dollars ($2,000,000.00) combined single limit coverage per occurrence, in form approved by Landlord. Tenant shall provide, also, Worker's Compensation insurance to comply with applicable state law. Any of such insurance may be carried under a blanket policy covering the Premises and other locations of Tenant. Certificates of all policies of insurance shall be delivered to Landlord or a party designated by Landlord upon written request.

     16.  DEFAULT OF TENANT:

          (a) If Tenant shall fail to pay any installments of rent when due or fail to keep and perform any other covenant of this Lease and if

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Tenant shall continue in any such failure or default for a period of fifteen
(15) days in the event of non-payment of rent or thirty (30) days in the event of any other default after Landlord has given Tenant written notice thereof and demand for payment of rent or correction of default, as the case may be, Landlord may reenter the Premises and take possession of the same, including the Buildings, parking area, improvements and attached fixtures, other than the removable trade fixtures and equipment, either with or without process of law, and expel Tenant therefrom without prejudice to any other legal or equitable remedies available to Landlord. No such entry by Landlord, either with or without process of law, shall bar Landlord from the recovery of damages as hereinafter set forth. If any default shall occur (other than in the payment of rent) which cannot with due diligence be cured within a period of thirty (30) days, and Tenant, prior to the expiration of thirty (30) days from and after the giving of notice as aforesaid, commences to eliminate such default and proceeds diligently to take steps to cure the same, Landlord shall not have the right to reenter as hereinbefore provided.

          (b) If Landlord elects to reenter, as herein provided, or should take possession of the Premises, Buildings and parking area pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or may, from time to time without terminating this Lease and to mitigate damages, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises or any part thereof for such term or terms and at such rental and upon such other terms and conditions as

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Landlord may deem advisable; and, upon each such reletting, all rental received by Landlord from such reletting shall be applied, first, to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of any such reletting, including attorney's fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly by Tenant within ten (10) days after the receipt of said calculation from Landlord. If such deficiency be not paid, Landlord may sue monthly, periodically or at the end of the term to recover the same with the other charges set forth herein, as Landlord may elect. No such reentry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. If Landlord at any time terminates this Lease for any breach, it shall be entitled to recover from Tenant the costs of recovering the Premises, reasonable attorney's fees and the worth at the time of such termination of the excess, if any, of the amount of rent and charges reserved in this Lease for the remainder of the term for which Tenant is

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obligated over the then reasonable rental value of the Premises for the remainder of the term for which Tenant is obligated.

     17. BANKRUPTCY: In the event Tenant shall file a voluntary petition in bankruptcy, or be by any court adjudicated a bankrupt or insolvent, or shall be placed in liquidation or reorganization, or a temporary or permanent receiver or trustee of Tenant's property shall be appointed by any court, or if Tenant shall make a general assignment, or if any execution or attachment shall be issued against Tenant, or any of Tenant's property, whereby the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or if this Lease or any part thereof shall, by operation of law, devolve upon or pass to any person or persons other than Tenant, then Landlord shall have the right, at its option, to declare this Lease terminated, and from thenceforth it shall be lawful for Landlord to reenter and repossess itself of the Premises by force or otherwise and to dispossess and remove therefrom Tenant its legal representatives or other occupants thereof, and their effects, and to hold the same as if this Lease had not been made, and the Tenant hereby expressly waives notice of intention to reenter or instituting legal proceedings to that end.

     18. ENVIRONMENTAL CONDITIONS COMPLIANCE: Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises (as defined below)

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any such materials or substances.  Tenant covenants and agrees that it will do nothing that would cause the Premises to be in violation of existing or hereafter enacted statutes, laws, rules, ordinances, or orders, permits, and regulations of all state, federal, local, and other governmental and regulatory authorities, agencies, and bodies applicable to the Premises, pertaining to environmental matters, or regulating, prohibiting or otherwise having to do with petroleum asbestos and all other toxic, radioactive, or hazardous substances or material.

     As used in this Lease, the term "hazardous substance' means any substance, element, compound, mixture, solution, waste, pollutant, contaminant or material that: (i) is designated, defined or listed; (ii) has characteristics identified; or (iii) is considered hazardous, dangerous or toxic in, under or pursuant to any of the following; (a) the Federal Water Pollution Control Act; (b) the Comprehensive Environmental Response, Compensation and Liability Act, (c) the Solid Waste Disposal Act, (d) the Clean Air Act, (e) the Clean Water Act, (f) any "Superfund" or "Superlien" law, and (g) any other laws now or hereafter in effect. All hereinafter collectively referred to as the "Laws".

     The term "hazardous substance" also means: (a) any imminently hazardous, dangerous or toxic substance, element, compound, mixture, solution, waste, pollutant, contaminant or material that is subject to any action taken in, under or pursuant to the Toxic Substances Control Act; (b) any petroleum products or byproducts, including crude oil or any fraction thereof and any other liquid hydrocarbon, which is not specifically designated, defined or listed, or has no characteristics

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identified in, under or pursuant to any Laws, as well as natural gas, natural gas liquids, liquified natural gas, synthetic gas usable for fuel and any mixtures of any such natural gas or synthetic gas; and (c) any other substance, element, compound, mixture, solution, waste pollutant, contaminant or material which may pose a threat or risk of harm to human health property, the environment or the surface, soils, geologic materials, groundwater or air in, at, on, under, about or surrounding the Premises or Buildings or parking area.

     Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge of any kind whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's failure to comply with any of the provisions herein, including, without limitation, (1) the cost of bringing the Premises into compliance with all Laws; (2) the cost of all appropriate or necessary tests and examinations of the Premises to confirm that the Premises have been brought into compliance with all Laws; and (3) the fees and expenses of Landlord"s attorneys, engineers, and consultants incurred by Landlord in enforcing or confirming compliance with the provisions herein.

     For the purpose of applying the covenants herein, the Premises shall also mean, refer to and include that part of the Buildings on the Premises, and all improvements thereon; all personal property used in connection with the Premises and parking area (including that owned by Tenant); and the soil, ground water, and surface water of the parking area described in this Lease.

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     The foregoing covenants and undertakings of Tenant contained herein shall nevertheless not apply to any condition or matter constituting a violation of any Laws: (1) which existed prior to the commencement of Tenant's use or occupancy of the Premises or parking area or was not caused, in whole or in part, by Tenant or Tenant's agents, representatives, employees, officers, partners, contractors, licensees, or invitees; or (2) to the extent such violation is caused by the willful acts or negligence of Landlord or Landlord's agents, representatives, employees, officers, partners, contractors, licensees, or invitees.

     The covenants contained herein shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under the terms hereof.

     19. ASSIGNMENT AND SUBLETTING: Tenant may not, without the prior written consent of Landlord, sublet, assign or transfer this Lease to any person, natural or corporate, whomsoever. In such event, however, Tenant shall remain primarily liable for the keeping and performance of all its covenants hereunder, including, but not limited to the prompt and due payment of rent. The consent of Landlord shall not be unreasonably withheld, but it is agreed that the withholding of consent because of any sublessee, assignee or transferee engaging in a hazardous activity or creating additional expense to the Landlord shall not be deemed unreasonable.

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     19.01  PERMITTED ASSIGNEES:  Notwithstanding the provisions of Paragraph
19, and provided Tenant is not in default under any term or condition of this Lease, this Lease may be assigned to any corporation into or with which Tenant may be merged or consolidated or to any corporation which shall be an affiliate, subsidiary, parent or successor of Tenant, or of a corporation into or with which Tenant may be merged or consolidated, or to a partnership, the majority interest in which shall be owned by stockholders of Tenant or of any such corporation. If there shall be an assignment to a corporation or partnership, referred to in the immediately preceding sentence, the provisions of Paragraph 19 with respect to assignment or subletting, shall then apply to such corporation or partnership.

     For the purpose of this Section a "subsidiary" or "affiliate" or a "successor" of Tenant shall mean the following:

     (a) An "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation whether through the ownership of voting securities or by contract or otherwise.

     (b) A "subsidiary" shall mean any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant.

     (c)  A "successor" of Tenant shall mean:

          (i) A corporation in which or with which Tenant, its corporate successors or assigns is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidations of corporation, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporations surviving such merger or created by such consolidation, or

          (ii) A corporation acquiring this Lease and the term hereby demised and a substantial portion of the property and assets or stock of Tenant, its corporate successors or assigns, or

          (iii) Any corporate successors to a successor corporation becoming such by either of the methods described in (i) or (ii), provided that on the completion of such merger, consolidation, acquisition, or assumption, the successor shall have a net worth of no less than Tenant's net worth immediately prior to such merger, consolidation, acquisition or assumption.

     Acquisition by Tenant or its corporate successors of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into Tenant for the purpose of this Paragraph.

     Any assignment pursuant to this Paragraph 19.01 shall not release Tenant of its liability under this Lease.

     20. WAIVER: Any waiver at any time of any breach of any condition of this Lease shall extend only to the particular breach so waived and shall not impair or affect the existence of such condition or the right of Landlord thereafter to avail itself of any remedies for any breach thereof subsequent to any such waiver. Failure or neglect of Landlord to act upon a breach of one or more of the covenants, terms and conditions of this Lease shall not be construed as a waiver of such breach or any subsequent breach or of any right created thereby.

     21. RIGHTS OF PARTIES: Each and every provision of this Lease shall bind and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns. All provisions of this Lease apply in the plural sense where there is more than one Landlord and corporations, associations, partner-ships, individual males or females, shall be deemed fully included, and the neuter pronouns shall be construed to mean masculine or feminine, singular or plural, where such construction is necessary to make any provisions of this Lease applicable to any person, persons, firms, corporation, association, thing or act at any time.

     22. NOTICES: All notices authorized or required to be given to Landlord shall be in writing and shall be deemed to have been given when mailed by certified or registered mail with prepaid postage addressed to:
Larry M. Jones and Roberta C. Jones, 3469 Batchelor Road, Nashville, North Carolina 27856, and those authorized or required to be given to Tenant shall be in writing and shall be deemed to have been given when mailed in the same manner to B & L Sportswear, Inc., 4600 East 48th

Avenue, Denver, Colorado, 80216, subject to the right of either Landlord or Tenant to designate by notice in writing a new address to which said notices or demands must be sent.

     23. RECORDATION OF MEMORANDUM OF LEASE: Upon the request of either Landlord or Tenant, the other party will in good faith cooperate in the preparation and execution of a recordable instrument describing the parties, the leased Premises, any easement in connection therewith, any restrictions, the basic terms of this Lease and such other portions hereof as either party may desire to be included in such instrument. The cost of preparing and recording such instrument shall be paid by the requesting party.

     24. END OF TERM, HOLDING OVER AND ATTORNEY'S FEES: Upon the expiration of the term or other termination of this Lease, tenant shall quit and surrender to landlord the Premises, broom clean and in as good order and condition as the Premises were at the time of Tenant's occupancy thereof, ordinary wear and tear, damage by fire or other casualty not caused by Tenant, its servants, agents or employees and alterations, additions and improvements to the Premises consented to in writing by Landlord excepted, and Tenant shall remove from the Premises all of its property.

     If Tenant shall hold over after the expiration of the term or other termination of this Lease, such holding over shall not be deemed to be a renewal of this Lease but shall be deemed to create a tenancy from month-to-month and by such holding over Tenant shall be deemed to have agreed to be bound by all of the terms and conditions of this Lease except as to the term hereof.

     If any rent owing under this Lease is collected by or through an attorney-at-law, Tenant agrees to pay Landlord's reasonable attorney's fees not in excess of fifteen (15%) percent (or if the statutes or other laws of the State of North Carolina in effect at the time of such collection limit the amount so payable as attorney's fees, then the maximum percentage not in excess of fifteen (15%) percent allowed by such laws or statutes) of the amount so collected. The provisions of this Paragraph 24 do not exclude Landlord's rights of re-entry or any other right reserved hereunder.

     25. SUBORDINATION: Tenant agrees that this Lease is and shall remain subject and subordinate to and may be assigned as security for any present and all future mortgages or deeds of trust which may now or hereafter affect this Lease or the Buildings or the real property upon which the Buildings is located and to and for all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument shall be necessary to effect such subordination; however, Tenant shall execute promptly and deliver to Landlord any such certificate or certificates in writing as Landlord may request evidencing the subordination of this Lease to or the assignment of this Lease as additional security for such mortgage or deed of trust. Landlord, however, shall exercise its best efforts to arrange with such mortgagee for an agreement providing that if, by foreclosure or otherwise, such holder, or any successor in
                                    - 24 -
interest comes into possession of the Premises, becomes the owner of the Premises, or takes over the rights of Landlord in the Premises, it will not disturb the possession, use or enjoyment of the Premises by Tenant, its successors or assigns, or disaffirm this Lease or Tenant's rights or estate hereunder so long as Tenant's obligations are fully performed in accordance with terms of this Lease.

     26.  TENANT'S OPTION TO PURCHASE:

          (a) OPTION TO PURCHASE: Landlord grants to Tenant the option to purchase the Premises at the time, for the consideration, and upon the terms and conditions set forth below.

          (b)  OPTION DATE, TERM:   Tenant may purchase the Premises only on
the option date. For the purposes of this option, the term "option date" shall be a date thirty (30) days from the date Landlord notifies Tenant of Landlord's election not to construct structural additions requested by Tenant as provided in Paragraph 6(b) of this Lease.

          (c) EXERCISE OF OPTION: Tenant's election to exercise this option must be evidenced by a written notice to Landlord not less than thirty (30) days prior to the option date, which notice shall be deemed to have been given when mailed by registered or certified mail, with postage prepaid, to the address of Landlord set forth in Paragraph 22, or any other new address which has been designated in writing to which notices may be sent as provided in said Paragraph 22.

          (d) OPTION PRICE: The price to be paid by Tenant to Landlord for the Premises, if the option is exercised, shall be $714,902.85, plus the cost to Landlord of any structural additions made by Landlord pursuant to Paragraph 6(b), plus ten percent (10%) of the costs to Landlord of said structural additions.

          (e) EXPENSES, MORTGAGE: The option price to be paid to Landlord, as provided above, shall be a net amount to Landlord and all expenses in connection with the transfer of the Premises, including, but not limited to, title insurance, recording fees, documentary stamps, and all other closing costs, shall be paid by Tenant. The option price, reduced by the amount of any existing mortgage, shall be paid by Tenant in cash to landlord concurrently with the conveyance of the Premises by Landlord to Tenant.

          (f) TRANSFER OF TITLE: Except as provided below, Landlord shall convey the Premises to Tenant free and clear of any mortgage or other encumbrance. Any such transfer shall be effected by a warranty deed containing special covenants of warranty by Landlord.

          (g) FIRST DEED OF TRUST: Tenant's rights under this option are and shall be subject and subordinate to any deed of trust constituting a first lien on the Premises, or any part thereof, whether such deed of trust has heretofore been, or may hereafter be, placed upon the Premises to secure an indebtedness to any savings bank, bank, trust company, or other institutional lender, private or public, and to any renewal, modification, consolidation, replacement, or extension of any such deed of trust. This subordination is limited and relates only to a first mortgage securing an indebtedness that will not on any option date exceed the price at which this option may then be exercised on that date, as herein provided. This subordination shall be self-operative and no further instrument of subordination shall be required. Tenant shall, nevertheless, execute and deliver, from time to time, any instrument and certificate affirming and confirming such subordination that Landlord may reasonably request. Landlord will cause any such deed of trust to contain provisions requiring the holder of the indebtedness secured by deed of trust to mail to Tenant by registered mail, addressed to Tenant at its office as set forth in this Lease, a copy of each notice of breach of covenant, default, or foreclosure given by the holder or the trustee under such deed of trust to Landlord. Notwithstanding the provisions of Paragraph 26(b), Tenant may, upon receiving notice of breach of covenant, default or foreclosure, under such deed of trust, exercise the option for the price and upon such other terms set forth in this Paragraph 26.

          (h) PERFORMANCE OF LEASE: The right to exercise this option is conditioned upon the faithful performance by Tenant of all its covenants, conditions, and agreement under this Lease, and the payment by Tenant of all rent and any other special payments as provided in this Lease to the date of the completion of the purchase of the property by Tenant.

          (i) ADJUSTMENTS: Adjustments and prorations of taxes, insurance premiums, and similar items shall be made as of the date of the closing of title.

          (j) ASSIGNMENT: Tenant may not assign its rights under this option separately from all of its other rights under this Lease.

          (k) TERMINATION: If this Lease expires or is terminated in any manner or for any reason (except as the result of Landlord's failure to perform its covenants thereunder), all of Tenant's rights under this option shall cease, and this option shall be void. This provision shall be applicable in all events, and despite a separate assignment by Tenant of its rights under this option.

     27. ATTORNEYS FEES, COSTS: If suit shall be brought for recovery of possession of the Premises, rent or any other amount due under the provisions of this Lease, or due to a breach of any covenant herein contained on the part of Tenant or Landlord to be kept or performed, and a breach shall be established, the prevailing party shall be entitled to its reasonable and necessary expense incurred therefor, including reasonable attorney's fees and court costs.

     28. JUDICIAL INTERPRETATION: Not withstanding the presumption of law whereby an ambiguity or conflict in provisions shall be construed against the drafter, the parties hereto hereby agree that although one party may have generated this Agreement, both parties have been represented by counsel, this Agreement has been heavily negotiated, and they have equally participated in the drafting of this Agreement. Therefore, such presumption shall not be applied if any provision or term of this Agreement required judicial interpretation.

         IN WITNESS WHEREOF, Landlord and Tenant have each executed or caused this Lease Agreement to be executed in duplicate originals in their behalf in the manner prescribed by law.

                              LANDLORD:


                                     /s/ Larry M. Jones        (SEAL)
                                     --------------------------
                                     LARRY M. JONES


                                     /s/ Roberta C. Jones      (SEAL)
                                     --------------------------
                                     ROBERTA C. JONES




                              TENANT:


                                     B & L SPORTSWEAR, INC.


ATTEST:                              BY:  /s/ Grant M. Beeman
                                          --------------------------
                                               Vice President
/s/ Steve S. Auger
--------------------------
     Secretary

(CORPORATE SEAL)




NORTH CAROLINA

COUNTY OF NASH

     I, SHERYL L. HARRIS, a Notary Public of the County and State aforesaid, certify that LARRY M. JONES AND ROBERTA C. JONES, personally appeared before me this day and acknowledged the execution of the foregoing Lease Agreement.

     WITNESS my hand and notarial stamp or seal, this 24th day of March, 1998.

                                     /s/ Sheryl L. Harris
                                     --------------------------
                                          Notary Public

My Commission Expires: 6/30/01

State of Colorado

COUNTY OF DENVER

     I, JOAN M. MELGARD, a Notary Public of the County and State aforesaid, certify that STEVE AUGER, personally appeared before me this day and acknowledged that he/she is Secretary of B & L SPORTSWEAR, INC., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing Lease Agreement was signed in its name by its VICE President, sealed with its corporate seal and attested by himself/herself as its Secretary.

     WITNESS my hand and notarial stamp or seal, this 27th day of March, 1998.


                                     /s/ Joan M. Melgard
                                     --------------------------
                                          Notary Public

My Commission Expires: 8/2/99